SCHEDULE 14A
                     (Rule 14a-101)

              INFORMATION REQUIRED IN PROXY STATEMENT

                      SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14 (a) of the
Securities Exchange Act of 1934 (Amendment No.)

Filed by registrant [x]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[ ] Confidential, for Use of Commission Only (as permitted by
    Rule 14a-6(e)(2))
[x] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                     Delta Woodside Industries, Inc.
            (Name of Registrant as Specified in Its Charter)

  (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of filing fee (Check the appropriate box):
[x]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1),
     14a-6(i)(2) or Item 22(a)(2) of Scheule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11
     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

* Set forth amount on which the filing fee is calculated and state how it was determined.

     4)  Proposed maximum value of transaction

     5)  Total fee paid

[ ]  Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)  Amount previously paid:
     2)  Form, schedule or registration statement no.:
     3)  Filing party:
     4)  Date filed:



               DELTA WOODSIDE INDUSTRIES, INC.
        233 N. Main Street, Hammond Square, Suite
              200 Greenville, South Carolina 29601
                  Telephone (803) 232-8301




              DELTA WOODSIDE INDUSTRIES, INC.
       233 N. Main Street, Hammond Square, Suite 200
              Greenville, South Carolina 29601
                  Telephone (864) 232-8301


    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                      NOVEMBER 7, 1996

TO OUR SHAREHOLDERS:

   Notice is hereby given that the Annual Meeting of Shareholders of Delta Woodside Industries, Inc., a South Carolina corporation ("Delta Woodside"), will be held at The Peace Center for the Performing Arts, Dorothy Gunter Theater, 101 West Broad Street, Greenville, South Carolina, on November 7, 1996, at 10:30 a.m., local time, for the following purposes:

   1.   To  elect seven directors to serve until the next  annual
meeting  of  shareholders  of  Delta  Woodside  or  until   their
successors have been duly elected and qualified;

  2.  To vote on the ratification of the appointment of KPMG Peat
Marwick LLP as independent auditors for Delta Woodside for fiscal
1997; and

   3. To act on such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

  Delta Woodside has fixed the close of business on September 16, 1996 as the record date for the determination of the shareholders of Delta Woodside entitled to receive notice of and to vote at the Annual Meeting. Only shareholders of record of Delta Woodside at the close of business on September 16, 1996 will be entitled to vote at the Annual Meeting and any adjournment or adjournments thereof.

   Whether or not you expect to be present at the Annual Meeting, please complete, date and sign the enclosed form of proxy and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States.

                    By  Order  of  the  Board  of Directors,


                                   /s/Jane H. Greer
                                   Jane H. Greer
                                   Secretary

September 24, 1996


                 DELTA WOODSIDE INDUSTRIES, INC.
          233 N. Main Street, Hammond Square, Suite 200
                Greenville, South Carolina 29601
                    Telephone (864) 232-8301

                         PROXY STATEMENT

                 ANNUAL MEETING OF SHAREHOLDERS

                        November 7, 1996

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Delta Woodside Industries, Inc., a South Carolina corporation (the "Company"), to be voted at the Annual Meeting of Shareholders of the Company to be held at The Peace Center for the Performing Arts, Dorothy Gunter Theater, Greenville, South Carolina at 10:30 a.m. on Thursday, November 7, 1996. The approximate date of mailing this Proxy Statement and the accompanying proxy is September 27, 1996.

   Only shareholders of record at the close of business on September 16, 1996 are entitled to receive notice of and to vote at the Annual Meeting. As of such date, there were outstanding 24,511,309 shares of common stock, $.01 par value (the only voting securities), of the Company. Each share is entitled to one vote.

   Each shareholder described above will be sent this Proxy Statement, the accompanying Notice of Annual Meeting and a proxy card. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked by (i) delivery to the Secretary of the Company, at or before the Annual Meeting, of a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Annual Meeting or (iii) attending the Annual Meeting and giving notice of revocation to the Secretary of the Company or in open meeting prior to the proxy being voted (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to: Delta Woodside Industries, Inc., 233 North Main Street, Hammond Square, Suite 200, Greenville, South Carolina 29601, Attention: Secretary.

   All shares represented by valid proxies received pursuant to the solicitation and prior to voting at the meeting and not revoked before they are exercised will be voted, and, if a choice is specified with respect to any matter to be acted upon, the shares will be voted in accordance with such specification. If no contrary instructions are indicated, all shares represented by a proxy will be voted FOR election to the Board of Directors of the nominees described herein, FOR ratification of the appointment of KPMG Peat Marwick LLP as independent auditors for the Company for fiscal 1997, and in the discretion of the proxy holders as to all other matters that may properly come before the Annual Meeting.

  The presence, either in person or by proxy, of the holders of a majority of the outstanding shares of common stock at September 16, 1996 is necessary to constitute a quorum at the Annual Meeting. Directors will be elected by a plurality of the votes cast at the Annual Meeting. The affirmative vote of more shares present or represented at the Annual Meeting voting in favor than voting against will be required to ratify the appointment of auditors. Abstentions and broker non-votes, which are separately tabulated, are included in the determination of the number of shares present for quorum purposes, but have no effect on the votes respecting the matters to be voted upon at the meeting.


                      ELECTION OF DIRECTORS

  The by-laws of the Company provide that the number of Directors to be elected at any meeting of shareholders may be determined by the Board of Directors. The Board has determined that seven Directors shall be elected at the Annual Meeting. The shareholders' common stock may not be voted cumulatively in the election of Directors.

   The following seven persons are nominees for election as Directors at the Annual Meeting to serve until the next annual meeting of shareholders of the Company or until their successors are duly elected and qualified. Unless authority to vote at the election of Directors is withheld, it is the intention of the persons named in the enclosed form of proxy to nominate and vote for the persons named below, all of whom are currently Directors of the Company. Except as otherwise noted below, the business address of each nominee is Delta Woodside Industries, Inc., 233 North Main Street, Hammond Square, Suite 200, Greenville, South Carolina 29601. Each such person is a citizen of the United States. There are no family relationships among the Directors and the executive officers of the Company, except that Buck Mickel is the father of Buck A. Mickel.

   Management of the Company believes that all of the nominees will be available and able to serve as Directors, but in the event any nominee is not available or able to serve, the shares represented by the proxies will be voted for such substitute as shall be designated by the Board of Directors.

Name and Age                Principal Occupation            Director Since (1)

C. C. Guy (63)               Retired Businessman                     1984
                             Shelby, North Carolina (2) (9) (10)

Dr. James F. Kane (64)       Dean Emeritus of the College of         1986
                             Business Administration of the
                             University of South Carolina
                             Columbia, South Carolina (3) (9) (10)

Dr. Max Lennon (55)          President of Mars Hill College          1986
                             Mars Hill, North Carolina (4) (9) (10)

E. Erwin Maddrey, II (55)    President and Chief Executive           1984
                             Officer of the Company (5)

Buck A. Mickel (40)          Vice President of Micco Corporation,    1984
                             Greenville, South Carolina (6) (10)

Buck Mickel (70)             Chairman of the Board and Chief         1987
                             Executive Officer of RSI Holdings, Inc.
                             Greenville, South Carolina (7) (10)

Bettis C. Rainsford (45)     Executive Vice President, Chief         1984
                             Financial Officer and Treasurer
                             of the Company (8)
  (1) Includes service as a director of the Company's predecessor
by   merger,   Delta  Woodside  Industries,  Inc.,   a   Delaware
corporation ("Old Delta Woodside"), or any predecessor company to Old Delta Woodside.

   (2)  C.  C. Guy served as Chairman of the Board of  Old  Delta
Woodside or its predecessors from the founding of Old Delta Woodside's predecessors in 1984 until November 1989. Since before the November 15, 1989 merger (the "RSI Merger") of Old Delta Woodside into RSI Corporation, a South Carolina corporation which changed its name to Delta Woodside Industries, Inc. and is now the Company, he has been a director of RSI Holdings, Inc., and from before the RSI Merger he also served as President of RSI Holdings, Inc. until January 1995. RSI Holdings, Inc. until 1992 was engaged in the sale of outdoor power equipment, until 1994 was engaged in the sale of turf care products and currently is seeking new business opportunities. Prior to November 15, 1989, RSI Holdings, Inc. was a subsidiary of RSI Corporation. Mr. Guy served from October 1979 until November 1989 as President, Treasurer and a director of RSI Corporation. Prior to the RSI
Merger, RSI Corporation owned approximately 40% of the outstanding shares of common stock of Old Delta Woodside and, among other matters, was engaged in the office supply business, as well as the businesses of selling outdoor power equipment and turf care products.

   (3) Dr. James F. Kane is Dean Emeritus of the College of Business Administration of the University of South Carolina, having retired during 1993 as Dean, in which capacity he had served since 1967. He also serves as a director of Liberty Corporation and Glassmaster Company.

   (4) Dr. Max Lennon was President of Clemson University from March 1986 until August 1994. He was President and Chief Executive Officer of Eastern Foods, Inc., which is engaged in the business of manufacturing and distributing food products, from August 1994 until March 1996. He commenced service in March 1996 as President of Mars Hills College. He also serves as a director of First Union Corporation and Duke Power Company.

   (5) E. Erwin Maddrey, II was President and Chief Executive Officer of Old Delta Woodside or its predecessors from the founding of Old Delta Woodside's predecessors in 1984 until the RSI Merger and he has served in such positions with the Company since the RSI Merger. He also serves as a director of Kemet Corporation and Renfro Corporation.

   (6) Buck A. Mickel was a Vice President of Old Delta Woodside or its predecessors from the founding of Old Delta Woodside's predecessors until November 1989, Secretary of Old Delta Woodside from November 1986 to March 1987, and Assistant Secretary of Old Delta Woodside from March 1987 to November 1988. He served as Vice President and a director of RSI Holdings, Inc. from before the RSI Merger until January 1995 and served as Vice President of RSI Corporation from October 1983 until November 1989.

   (7) Buck Mickel has served in various executive positions, including Vice Chairman of the Board of Fluor Corporation, which is engaged in the engineering, construction and minerals business, from which position he resigned in March 1987; Chairman of the Board of Daniel International Corporation, a construction company wholly-owned by Fluor Corporation, from which position he resigned in March 1987; and Chairman of the Board and Chief Executive Officer of RSI Corporation until November 1989. Since before the RSI Merger, Mr. Mickel has been Chairman of the Board and Chief Executive Officer of RSI Holdings, Inc. Mr. Mickel also serves as a director of Duke Power Company, Emergent Group, Inc., Fluor Corporation and Liberty Corporation.
   (8) Bettis C. Rainsford was Executive Vice President and Chief Financial Officer of Old Delta Woodside or its predecessors from the founding of Old Delta Woodside's predecessors in 1984 until the RSI Merger and has served in such positions with the Company since the RSI Merger. Mr. Rainsford has served as Treasurer of Old Delta Woodside or its predecessors or the Company from 1984 to 1986, from August 1988 to November 1988 and from November 1990 to the present. He is also President of The Rainsford Development Corporation which is engaged in general business development activities in Edgefield, South Carolina. Mr. Rainsford also serves as a director of Martin Color-fi, Inc.

  (9) Member of Audit Committee.

  (10) Member of Compensation Committee.

   The Company's Directors hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified.

   The Board of Directors of the Company met physically or by telephone five times during the fiscal year ended June 29, 1996. The Compensation Committee of the Company met two times and the Audit Committee of the Company met two times during the fiscal year. Each Director attended or participated in at least 75 percent of the meetings of the Board and of any committee of which he was a member. The Board does not have a standing nominating committee.

    The  Audit  Committee  makes  recommendations  to  the  Board regarding the selection of the Company's independent public accountants, reviews the independence of such accountants, approves the scope of the annual audit, approves the fee payable to the independent accountants and reviews the audit results. The Compensation Committee reviews and submits to the Board of Directors suggested executive officers' salaries and bonuses and grants awards under the Company's Incentive Stock Award Plan and options under the Company's Stock Option Plan.


            STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS
                         AND MANAGEMENT

   The following table sets forth certain information as of September 16, 1996, regarding the beneficial ownership of the Company's common stock by (i) persons beneficially owning in any case more than five percent of the common stock, (ii) the directors, (iii) the executive officers, and (iv) all directors and executive officers as a group. Unless otherwise noted in the notes to the table, the Company believes that the persons named in the table have sole voting and investment power with respect to all shares of common stock of the Company shown as beneficially owned by them.

                                Shares
                            Beneficially
Beneficial Owner                 Owned             Percentage

E. Erwin Maddrey, II (1)       3,230,567              13.2%
233 North Main Street
Hammond Square, Suite 200
Greenville, SC  29601

Bettis C. Rainsford (2)        3,180,999              13.0%
108-1/2 Courthouse Square
Post Office Box 388
Edgefield, SC  29824

Buck A. Mickel (3) (4) (16)    1,566,992               6.4%
Post Office Box 6721
Greenville, SC  29606

Micco Corporation (4)          1,240,634               5.1%
Post Office Box 795
Greenville, SC  29602

Buck Mickel and                1,568,616               6.4%
Minor H. Mickel(4) (5) (16)
415 Crescent Avenue
Greenville, SC  29605

Minor M. Shaw (4) (6)          1,520,255               6.2%
Post Office Box 795
Greenville, SC  29602

Charles C. Mickel (4) (7)      1,496,434               6.1%
Post Office Box 6721
Greenville, SC  29606

C. C. Guy (8) (16)                40,490               (15)
James F. Kane (9) (16)             8,224               (15)
Max Lennon (10) (16)               6,217               (15)
Jane H. Greer (11)                27,093               (15)
Douglas J. Stevens (12)           19,613               (15)
Brenda L. Jones (13)               1,855               (15)
All directors and executive officers
as a group (10 Persons) (14)   8,959,733              36.6%


   (1) Mr. Maddrey is the President and Chief Executive Officer and a director of the Company. The number of shares shown as beneficially owned by Mr. Maddrey includes approximately 10,296 shares allocated to Mr. Maddrey's account in the Company's Employee Stock Purchase Plan, 431,470 shares held by the E. Erwin and Nancy B. Maddrey, II Foundation, a charitable trust, as to which shares Mr. Maddrey holds sole voting and investment power but disclaims beneficial ownership, and approximately 945 shares allocated to the account of Mr. Maddrey per the latest report of the Company's Employee Retirement Plan for fiscal 1995. The allocation to employees of the fiscal 1996 contribution to such plan has not been completed. Mr. Maddrey is fully vested in the shares allocated to his account in the Company's Employee Retirement Plan.

   (2) Mr. Rainsford is the Executive Vice President, Treasurer and Chief Financial Officer and a director of the Company. The number of shares shown as beneficially owned by Mr. Rainsford includes 47,945 shares held by The Edgefield County Foundation, a charitable trust, as to which shares Mr. Rainsford holds sole voting and investment power but disclaims beneficial ownership, and approximately 68 shares allocated to the account of Mr. Rainsford per the latest report of the Company's Employee Retirement Plan for fiscal 1995. The allocation to employees of the fiscal 1996 contribution to such plan has not been completed. Mr. Rainsford is not vested in any shares allocated to his account in the Company's Employee Retirement Plan.

   (3)   Buck A. Mickel is a director of the Company.  The number
of  shares shown as beneficially owned by Buck A. Mickel includes
326,358  shares  directly owned by him and all of  the  1,240,634 shares owned by Micco Corporation.  See Note (4).

   (4) The shares of common stock of Micco Corporation are owned in equal parts by Minor H. Mickel, the wife of Buck Mickel (a director of the Company), Buck A. Mickel (a director of the Company), Minor M. Shaw and Charles C. Mickel. Buck A. Mickel, Minor M. Shaw and Charles C. Mickel are the children of Buck and Minor H. Mickel. Minor H. Mickel, Buck A. Mickel, Minor M. Shaw and Charles C. Mickel are officers and directors of Micco
Corporation. Each of Minor H. Mickel, Buck A. Mickel, Minor M. Shaw and Charles C. Mickel disclaims beneficial ownership of three quarters of the shares of the Company's common stock owned by Micco Corporation. Minor H. Mickel and Buck A. Mickel directly own 116,854 shares and 326,358 shares, respectively, of the Company's common stock. Charles C. Mickel, directly or as custodian for his son, owns 255,700 shares of the Company's common stock. Minor M. Shaw, directly or as custodian for her children, owns 264,978 shares of the Company's common stock. In addition, Buck Mickel directly owns 211,128 shares of the
Company's common stock, as to which shares Minor H. Mickel may also be deemed a beneficial owner. Minor H. Mickel disclaims beneficial ownership with respect to these shares. Buck Mickel disclaims beneficial ownership of the shares directly owned by Minor H. Mickel and the shares owned by Micco Corporation. Minor
M. Shaw's husband, through an individual retirement account and as custodian for her children, beneficially owns approximately 14,643 shares of the Company's common stock, as to which shares Minor M. Shaw may also be deemed a beneficial owner. Minor M. Shaw disclaims beneficial ownership with respect to these shares and with respect to the 2,748 shares of the Company's common stock held by her as custodian for her children. The spouse of Charles C. Mickel owns 100 shares of the Company's common stock, as to which shares Charles C. Mickel may also be deemed a beneficial owner. Charles C. Mickel disclaims beneficial ownership with respect to these shares and with respect to the 3,000 shares of the Company's common stock held by him as custodian for his son. Micco Corporation owns 1,240,634 shares of the Company's common stock.

   (5) Buck Mickel is a director of the Company. The number of shares shown as beneficially owned by Buck Mickel and Minor H. Mickel includes 211,128 shares directly owned by Buck Mickel, 116,854 shares directly owned by Minor H. Mickel and all of the 1,240,634 shares owned by Micco Corporation. See Note (4).

   (6)  The number of shares shown as beneficially owned by Minor
M. Shaw includes 264,978 shares owned by her directly or as custodian for her children, approximately 14,643 shares beneficially owned by her husband through an individual retirement account or as custodian for her children, and all of the 1,240,634 shares owned by Micco Corporation. See Note (4).

   (7) The number of shares shown as beneficially owned by Charles C. Mickel includes 255,700 shares owned by him directly or as custodian for his son, 100 shares owned by his wife and all of the 1,240,634 shares owned by Micco Corporation. See Note
(4).

   (8)   C.  C. Guy is a director of the Company.  The number  of
shares  shown as beneficially owned by C. C. Guy includes  18,968 shares owned by his wife, as to which shares Mr. Guy disclaims beneficial ownership.

   (9) Dr. Kane is a director of the Company. The shares shown as beneficially owned by him are held in a Keogh account or an IRA account.

  (10)  Dr. Lennon is a director of the Company.

  (11) Ms. Greer is Vice President and Secretary of the Company. The number of shares shown as beneficially owned by Ms. Greer includes approximately 1,085 shares allocated to her account per the latest report of the Company's Employee Retirement Plan for fiscal 1995. The allocation to employees of the fiscal 1996 contribution to such plan has not been completed. Ms. Greer is fully vested in the shares allocated to her account in the Company's Employee Retirement Plan. Excluded from the table are 22,500 unissued shares covered by stock options which are not exercisable within 60 days after September 16, 1996.

   (12) Mr. Stevens is Controller and Assistant Secretary of the Company. The number of shares shown as beneficially owned by Mr. Stevens includes approximately 238 shares allocated to his account per the latest report of the Company's Employee Retirement Plan for fiscal 1995. The allocation to employees of the fiscal 1996 contribution to such plan has not been completed. Mr. Stevens is fully vested in the shares allocated to his account in the Company's Employee Retirement Plan. Also included are 12,250 unissued shares which can be acquired by the exercise of options exercisable within 60 days of September 16, 1996, but excluded are 10,250 unissued shares covered by options which are not exercisable within 60 days after September 16, 1996.

   (13) Ms. Jones is Assistant Secretary of the Company. The number of shares shown as beneficially owned by Ms. Jones includes approximately 155 shares allocated to her account per the latest report of the Company's Employee Retirement Plan for fiscal 1995. The allocation to employees of the fiscal 1996 contribution to such plan has not been completed. Ms. Jones is fully vested in the shares allocated to her account in the Company's Employee Retirement Plan. Also included are 1,500 unissued shares which can be acquired by the exercise of options exercisable within 60 days of September 16, 1996. Excluded from the table are 500 unissued shares covered by options which are not exercisable within 60 days after September 16, 1996.

   (14) Includes all shares deemed to be beneficially owned by any director or executive officer. Includes 549,701 shares of the Company's common stock held by the Company's Employee Retirement Plan. Each participant in the Employee Retirement Plan has the right to direct the manner in which the trustee of the Plan, Jane H. Greer (Vice President and Secretary of the Company), votes the shares held by the Employee Retirement Plan which are allocated to such participant's account. Except for shares as to which such a direction is made, the shares held by the Employee Retirement Plan are voted by the trustee in the manner directed by the Plan's committee which includes Jane H. Greer and Douglas J. Stevens (Controller and Assistant Secretary of the Company) as members. The number of shares shown in the table includes an aggregate of 13,750 non-issued shares subject to employee stock options held by executive officers which are exercisable within 60 days or less, but excludes 33,250 non-issued shares subject to employee stock options held by executive officers which are not exercisable within 60 days.

  (15)  Less than one percent.

   (16)   The  number of shares shown in the table  excludes  the
shares  with  approximate  value of  $10,000  per  person  to  be
acquired   in   October   1996,  as  described   in   "Management
Compensation-Director Compensation."

                       EXECUTIVE OFFICERS

   The following provides certain information regarding the executive officers of the Company.

Name and Age                  Position

E.  Erwin  Maddrey,  II (55)     President  and  Chief  Executive Officer (1)

Bettis  C.  Rainsford (45)       Executive Vice  President,  Chief Financial
                                 Officer and Treasurer (1)

Jane H. Greer (58)               Vice President and Secretary (2)

Douglas  J. Stevens (63)         Controller and Assistant Secretary (3)

Brenda L. Jones (50)              Assistant Secretary (4)


  (1) See information under "Election of Directors."

   (2) Jane H. Greer became associated with Old Delta Woodside's predecessors in July 1986, and was elected a Vice President of Old Delta Woodside in November 1986, in charge of human resources and other related areas, Assistant Secretary of Old Delta Woodside in November 1987 and Secretary of Old Delta Woodside in August 1988. She became Vice President and Secretary of the Company on November 15, 1989.

   (3) Douglas J. Stevens was elected Controller and Assistant Secretary of the Company effective August and September 1992. From February 1991 to August 1992, Mr. Stevens was Vice President of Finance and Administration for Duck Head Apparel Company, a division of a subsidiary of the Company. From 1972 to 1986, he was a Corporate Vice President of Riegel Textile Corporation (engaged in the manufacture and sale of textiles). From 1987 to
1988, he was Chairman of Eagle Mills, Inc. (a converter of textile fabrics). From January 1989 to February 1991, Mr. Stevens was Operations Director of Blue Ridge Care, Ltd. (engaged in the manufacture and sale of disposable diapers) in England.

   (4) Brenda L. Jones was elected Assistant Secretary of Old Delta Woodside in November 1988. She became Assistant Secretary of the Company on November 15, 1989. Since July 1987, she has been Vice President and Chief Financial Officer of The Rainsford Development Corporation, a corporation wholly-owned by Bettis C. Rainsford which is engaged in general business development activities.

   The Company's executive officers are appointed by the Board of Directors and serve at the pleasure of the Board.


                     MANAGEMENT COMPENSATION

Summary Compensation Table

   The following table sets forth certain information respecting the compensation earned by the Chief Executive Officer, the Chief Financial Officer, and the other two executive officers who earned salary and bonus in fiscal 1996 in excess of $100,000 (the "Named Executives") during the fiscal years ended June 29, 1996, July 1, 1995 and July 2, 1994 .

                 SUMMARY COMPENSATION TABLE
                                                                Long-Term
                              Annual Compensation              Compensation
                                                       Other      Awards          All
                                                      Annual    Securities       Other
                                                      Compen-    Underlying     Compen-
 Name and                      Salary      Bonus       sation   Options/SARs     sation
Principal Position     Year    ($)(a)    ($)(a)(b)     ($)(c)     (#)(d)          ($)
E. Erwin  Maddrey,II, 1996     500,000           0         0          0         47,571(h)(l)(m)
  President  & Chief  1995     492,311           0         0          0         34,678(h)(l)(m)
  Executive  Officer  1994     450,021           0         0          0         30,125(h)(l)(m)

Bettis C. Rainsford,  1996     450,000(e)        0         0          0         15,074(i)(l)(m)
 Executive VP, CFO,   1995     442,308(e)        0         0          0         14,450(i)(l)
 & Treasurer          1994     400,000(e)        0         0          0         13,838(i)(l)

Jane H. Greer,        1996     138,769      18,000     7,567     22,500(f)         878(j)(m)
 Vice President       1995     131,077      22,000    12,587          0            864(j)(m)
 & Secretary          1994     126,000      17,250    17,315     10,000 (f)      2,827(j)(m)

Douglas J. Stevens,   1996     126,923      18,000     6,229      7,500(g)      1,723(k)(m)
 Controller &         1995     106,539      20,000     9,350          0           837(k)(m)
  Asst. Secretary     1994     102,885      12,228    17,315     10,000(g)      1,991(k)(m)


   (a) The amounts shown in the column include sums the receipt of which has been deferred pursuant to the Company's 401(k) plan or the Company's deferred compensation plan.

   (b) Amounts in this column are cash bonuses paid to reward performance as described in the Compensation Committee's Report below.

   (c) The amounts in this column were paid by the Company in connection with the vesting of awards under the Company's
Incentive Stock Award Plan and were in each case approximately sufficient, after the payment of all applicable income taxes, to pay the participant's federal and state income taxes attributable to the vesting of the award.

   (d)   For  purposes of this table, awards under the  Company's
Incentive Stock Award Plan are treated as options.

   (e)   Of  this  amount  $150,000 was  paid  to  The  Rainsford
Development Corporation, a company wholly owned by Mr. Rainsford.

   (f) During fiscal 1996, Ms. Greer was granted an option covering 22,500 shares under the Company's Stock Option Plan.
During  fiscal  1994,  Ms. Greer was granted  an  award  covering
10,000 shares under the Company's Incentive Stock Award Plan.

   (g) During fiscal 1996, Mr. Stevens was granted an option covering 7,500 shares under the Company's Stock Option Plan.
During  fiscal  1994, Mr. Stevens was granted an  award  covering
10,000 shares under the Company's Incentive Stock Award Plan.

   (h)  The fiscal 1996 amount represents $33,825 premium paid by the  Company for $10 million of life insurance on the life of Mr.
Maddrey,  $549  allocated  to  Mr. Maddrey's  account  under  the
Company's  Employee Retirement Plan (the "Retirement Plan"),  $32
received  for  a  safety award, and $13,165  contributed  by  the
Company  to  the Company's deferred compensation plan as  payment for  the  amount of Company contributions to the Retirement  Plan for  fiscal  years 1992 through 1994 that were not made  for  Mr.
Maddrey   because   of   Internal   Revenue   Code   contribution
limitations.   The fiscal 1995 amount represents $33,750  premium
paid  for such life insurance and $928 allocated to Mr. Maddrey's
account  under  the  Retirement Plan.   The  fiscal  1994  amount
represents  $26,838  premium paid for  such  life  insurance  and
$3,287  allocated to Mr. Maddrey's account under  the  Retirement
Plan.

   (i)  The fiscal 1996 amount represents $14,525 premium paid by the  Company for $10 million of life insurance on the life of Mr.
Rainsford and $549 allocated to Mr. Rainsford's account under the
Retirement  Plan.   The  fiscal  1995  and  fiscal  1994  amounts
represent premiums paid for such life insurance.  Fiscal 1995 was the  first  year  in  which  Mr. Rainsford  participated  in  the
Retirement Plan.

   (j)   Of  the  fiscal 1996 amount, $537 was allocated  to  Ms.
Greer's  account under the Retirement Plan, $309 was  contributed by  the  Company to the Company's deferred compensation  plan  to equal  the  amount  the  Company would have  contributed  to  the
Company's  401(k)  plan  for  Ms.  Greer  with  respect  to   her
compensation deferred under the deferred compensation  plan,  and
$32  was received for a safety award.  Of the fiscal 1995 amount,
$590  was  allocated to Ms. Greer's account under the  Retirement
Plan,  and  $274 was contributed by the Company to the  Company's deferred compensation plan to equal the amount the Company  would have  contributed to the Company's 401(k) plan for Ms. Greer with
respect   to   her  compensation  deferred  under  the   deferred
compensation  plan.   The  fiscal  1994  amount  represents   the
allocation to Ms. Greer's account under the Retirement Plan.

   (k)   Of  the  fiscal 1996 amount, $357 was allocated  to  Mr.
Stevens'  account under the Retirement Plan, and  $762  and  $604 were  contributed  by  the  Company  to  the  Company's  deferred compensation  plan  to equal the amount the  Company  would  have contributed  to  the Company's 401(k) plan and  Retirement  Plan, respectively,  for Mr. Stevens with respect to  his  compensation
deferred  under the deferred compensation plan.   Of  the  fiscal
1995 amount, $352 was allocated to Mr. Stevens' account under the
Retirement  Plan,  $324 was contributed by  the  Company  to  the
Company's  deferred  compensation plan to equal  the  amount  the
Company  would have contributed to the Company's 401(k) plan  for
Mr.  Stevens with respect to his compensation deferred under  the deferred  compensation plan, and $161 was earned on Mr.  Stevens'
deferred compensation at a rate in excess of 120% of the  Federal mid-term  rate.  Of the fiscal 1994 amount, $1,689 was  allocated to  Mr.  Stevens' account under the Retirement Plan and $302  was earned  on Mr. Stevens' deferred compensation at a rate in excess of 120% of the Federal mid-term rate.

   (l) The Company pays the premiums due for life insurance policies that total $10 million on each of the lives of Mr.
Maddrey and Mr. Rainsford. The proceeds of these policies are payable to the beneficiary or beneficiaries chosen by Mr. Maddrey or Mr. Rainsford, as the case may be. These life insurance policies were established in connection with the First Refusal
Agreements  described in this Proxy Statement under  the  heading
"Related Party Transactions."

  (m) The Retirement Plan allocation shown for a fiscal year was allocated to the participant's account during that fiscal year, although the amount of the allocation may have been determined in whole or in part on the basis of the participant's compensation during the prior fiscal year. A participant may withdraw amounts or shares from the Retirement Plan only upon retirement, death, disability or other termination of employment. Amounts allocated to a participant's account under the Retirement Plan generally do not vest until expiration of a five-year service period at which time the amounts become fully vested. Immediate vesting would occur upon a participant's reaching normal retirement age, death or disability. Mr. Maddrey, Ms. Greer and Mr. Stevens are vested in the amounts allocated to their accounts, but Mr. Rainsford is not vested in the amount allocated to his account, under the Retirement Plan.

    The   amounts  shown  in  the  table  above  do  not  include
reimbursement  by  the  Company or its subsidiaries  for  certain automobile expenses, club memberships and other items.  The  non-
business  personal  benefit  to any executive  officer  of  these amounts  does  not  exceed 10% of the executive  officer's  total salary and bonus.

Option/SAR Grants in the Last Fiscal Year

  The following table provides certain information respecting the grant to any Named Executive during fiscal 1996 of awards under the Company's Incentive Stock Award Plan or options under the Company's Stock Option Plan. For purposes of this table, awards under the Company's Incentive Stock Award Plan are treated as options.


           OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                           Potential Realizable
                          Individual Grants                                Value at Assumed
            Number of                                                        Annual Rates
           Securities  % of Total   Market                                   of Stock Price
           Underlying  Options/SARs Exercise   Price on                       Appreciation
          Options/SARs Granted To   or Base    Date of                     for Option Term (c)
           Granted    Employees in   Price      Grant   Expiration      O%        5%         10%
 Name        (#)       Fiscal Year   ($/Sh.)    ($/Sh.)   Date         ($)       ($)         ($)

                                                 <C<    <C<
Jane H.
Greer     22,500(a)(b)     8.73       3.375      6.75   1/29/01(a)    75,938   117,898     168,659

Douglas J.
Stevens    7,500(a)(b)     2.91       3.375     6.75    1/29/01(a)    25,313    39,299      56,220


  (a)  These represent shares covered by an option granted during fiscal  1996  under the Company's Stock Option Plan, pursuant  to which a participant is granted the right to acquire shares of the
Company's Common Stock for an exercise price per share which will be not less than one half of the fair market value on the date of
the  grant.   Each option granted under the Plan sets  forth  the
circumstances  under  which all or part  of  the  option  can  be
exercised.   The expiration date set forth in the  table  is  the
termination date for the option.

   (b)  The option will become exercisable with respect to 25% of the  shares covered by the option on January 29, 1997,  and  with respect to an additional 25% of the shares covered by the  option on  each  anniversary  of  January 29, 1997,  provided  that  the participant is an employee of the Company on the relevant  dates.
Additional  terms  and conditions are set  forth  in  the  option
relating   to  the  exercise  of  options  if  the  participant's
employment  terminates early by reason of  death,  retirement  or permanent disability.

  (c) Based on annual compounding of assumed appreciation rate until termination date.
Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal
Year-End Option/SAR Values

  The following table provides certain information respecting the exercise  by  any Named Executive during fiscal  1996  of  awards granted  under  the  Company's Incentive  Stock  Award  Plan  and
options  granted  under  the Company's Stock  Option  Plan.   For
purposes  of  this  table, awards under the  Company's  Incentive
Stock Award Plan are treated as options.

          AGGREGATED OPTION/SAR EXERCISES IN LAST
          FISCAL YEAR AND FY-END OPTION/SAR VALUES

                              Number of Securities       Value of Unexercised
          Shares             Underlying Unexercised    In-The-Money Options/SARs
         Acquired   Value    Options/SARs at FY-End             at FY-End
        on Exercise Realized           (#)                       ($)(a)
   Name     (#)     ($)     Exercisable Unexercisable Exercisable Unexercisable

Jane H.
 Greer     9,500   32,605       -0-         22,500        -0-         42,188

Douglas J.
 Stevens   2,000   10,480    12,250         10,250        -0-         14,063


(a)   Based on the closing sales price of $5.25 per share on July
1, 1996.

Director Compensation

   The  Company pays each Director who is not an officer  of  the
Company  a  fee  of $20,000 per year, plus provides approximately
$10,000 annually for each such Director with which shares of  the
Company's common stock are purchased.  These shares may be newly-
issued  or  acquired in the open market for such  purpose.   Each
Director is also reimbursed for his reasonable travel expenses in attending each meeting.

   The  Company has established the Directors' Charitable  Giving
Program  covering  each  director  of  the  Company.   Under  the
program, after the death of a director, the Company will make  an
aggregate  donation  of  $500,000,  to  be  paid  in  10   annual
installments  commencing  no later  than  six  months  after  the
director's   death,  to  one  or  more  charitable  organizations
selected by such director.  With respect to Max Lennon, E.  Erwin
Maddrey,  II and Bettis C. Rainsford, the program will be  funded by  life  insurance  policies owned and to be  paid  for  by  the
Company on the lives of such directors.

   Notwithstanding any statement in any of the Company's previous filings  under  the Securities Act of 1933, as  amended,  or  the
Exchange  Act incorporating future filings, including this  Proxy
Statement,  in whole or in part, the following Performance  Graph
and  the  Compensation  Committee  Report  below  shall  not   be
incorporated by reference into any such filing.

                        PERFORMANCE GRAPH

   Set forth below is a line graph comparing the yearly change in
the   cumulative  total  stockholder  return,  assuming  dividend reinvestment,  on the Company's Common Stock with the  cumulative total  return, assuming dividend reinvestment, on the Standard  &
Poor's  500  Stock  Index and a peer group,  constructed  by  the
Company,  consisting  of  nine corporations  (not  including  the
Company) that are engaged in the manufacture and sale of  textile products and apparel.

On Page 13 a line graph appears where indicated. Plot points are listed below:

          COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
             AMONG DELTA WOODSIDE INDUSTRIES, INC.,
                S&P 500 STOCK INDEX & PEER GROUP

                                              Cumulative Total Return
                                     6/91   6/92   6/93   6/94   6/95  6/96

Delta Woodside Inds Inc New           100    122     85     91     61    43

PEER GROUP                            100    134    132    135    131   134

S&P 500                               100    113    129    131    165   208


This Performance Graph assumes that $100 was invested in the common stock of Delta Woodside Industries, Inc. and comparison groups on June 30, 1991 and that all dividends have been reinvested.

The Peer Group is composed of the following companies:

Farah,  Inc.               Haggar  Corp.     Springs  Industries,Inc.
Galey & Lord, Inc.         Russell Corp.     Texfi Industries, Inc.
Guilford Mills, Inc.       Salant Corp.      Tultex Corp.

              REPORT OF THE COMPENSATION COMMITTEE
                    OF THE BOARD OF DIRECTORS

   This report of the Compensation Committee (the "Committee") of the Board of Directors of the Company sets forth the Committee's policies with regard to compensation of the Executive Officers of the Company, including the relationship of corporate performance to executive compensation.

Executive Compensation Policies

   Decisions regarding certain aspects of the compensation of the
Company's  executive  officers  are  made  by  the  five   member
Compensation  Committee of the Board, each  of  whom  is  a  non-
employee  director.  The Committee believes that its compensation practices  are  designed  to attract, retain,  and  motivate  key
Company executives to achieve short, medium, and long term  goals which  the  Committee  believes will enhance  the  value  of  the shareholders'  investment in the Company.  These  objectives  are implemented through:

  A.Cash   bonuses   to  reward  the  achievement   of   specific
     performance goals,

  B.Grants of stock awards under the Incentive Stock Award Plan,

  C.Grants of stock options under the Stock Option Plan, and

  D.Payment of base salaries at levels that are competitive  with those  paid  by  the peer group of companies  shown  on  the
     Performance  Graph  above.   The peer  group  companies  are
     certain  textile and apparel companies currently  listed  on the New York Stock Exchange.

Compensation of Executive Officers Other than Chief Executive
Officer and Chief Financial Officer

  The Company's executive officers other than the Chief Executive
Officer  and  the Chief Financial Officer (the "Other  Officers")
received  compensation for fiscal 1996 that included  both  fixed
and    performance-based   components.    The   Other   Officers'
compensation  consisted of the following elements:  base  salary, cash  bonuses,  the vesting of awards under the  Incentive  Stock
Award  Plan,  and the granting and vesting of options  under  the
Stock Option Plan.

   Cash  bonuses  to  the Other Officers are made  based  on  the recommendation  of  the  Company's Chief  Executive  Officer  who
considers  on  a  subjective  basis  several  performance-related
factors.   These include, but are not limited to,  the  Company's
operating  earnings  as  a percent of net capital  employed,  the total bonus pool earned by the Company's operating divisions, and the  movement  in the Company's year-to-year operating  earnings.
For  fiscal 1996, the total cash bonuses awarded to the two Other
Officers named in the Summary Compensation Table above amount  to
14% of their total salaries.

   Each  Other Officer participates in the Incentive Stock  Award
Plan which was approved by the shareholders of the Company in November 1990 and amended by approval of the shareholders in November 1995. Awards made under this plan to the Other Officers have been structured so that sixty percent of each individual's award will vest by remaining in service with the Company through predetermined anniversary dates and up to forty percent of each individual's award will vest if the Company meets specified performance targets respecting cumulative operating profits.
While  the  number  of shares covered by any award  to  an  Other
Officer is not determined by specific, non-subjective criteria, the determination of such number takes into account the level and responsibility of the executive's position, the executive's performance, the executive's compensation, the assessed potential of the executive, and any other factors that are deemed relevant to the accomplishment of the purposes of the plan. The Committee believes that this plan is an important tool to the achievement of medium term goals.

   Each Other Officer also participates in the Stock Option  Plan which was approved by the shareholders of the Company in November
1990  and  amended  by approval of the shareholders  in  November
1995.   The  purpose of this plan is to promote  the  growth  and
profitability of the Company over a longer term by  enabling  the
Company  to  attract and retain key and middle level managers  of
outstanding   competence   and   by   increasing   the   personal
participation  of its executives in the Company's performance  by providing  these  executives with an additional equity  ownership opportunity in the Company.  In making option grants to the Other
Officers, no specific, non-subjective criteria are used, but  the factors  taken  into account include the level and responsibility of  the  executive's position, the executive's  performance,  the
executive's   compensation,  the  assessed   potential   of   the
executive, and any other factors that are deemed relevant to  the accomplishment of the purposes of the plan.  Each option  granted under  the plan to an Other Officer has provided that the  option becomes exercisable in stages over a period of four years.

Compensation  Paid to the Chief Executive Officer and  the  Chief
Financial Officer

  The compensation of each of the Chief Executive Officer and the
Chief Financial Officer has historically included both fixed  and performance-based (cash bonus) components.  For fiscal  1996  the
compensation of such officers consisted of base salary only.   No
cash  bonuses  were paid to either of these officers  for  fiscal
1996.

  In determining cash bonuses for the Chief Executive Officer and
the   Chief  Financial  Officer,  the  Committee  considers   the
performance  of  the  Company against that  of  the  textile  and apparel industries and the total compensation of the CEO and  the
CFO  as  compared to their respective peer groups in the  textile and apparel industries.  As a guideline, the Committee takes into account  the difference between the latest fiscal year's  profits before interest and taxes and those of fiscal year 1991.  In  the
Committee's judgment, these factors did not support the award  of a  cash  bonus for fiscal 1996 to the Chief Executive Officer  or the Chief Financial Officer.

   Neither  the  Chief Executive Officer nor the Chief  Financial
Officer is eligible, under the terms of the relevant plan, to receive an award under the Incentive Stock Award Plan or an option under the Stock Option Plan. However, since these two executives each owns approximately 13% of the Company's shares presently outstanding, the Committee believes that they are highly motivated to increase shareholder value on a long term basis.

   In setting base salary levels for the Chief Executive Officer and the Chief Financial Officer, the Committee considers the possible bonus awards and attempts to set base salary levels so that total compensation, including bonuses, will be near to that of the median of Chief Executive Officers and Chief Financial
Officers of the peer group of companies.

                   Compensation Committee
          Buck Mickel, Chair          Dr. Max Lennon
          C.C. Guy                    Buck A. Mickel
          Dr. James F. Kane

                COMPENSATION COMMITTEE INTERLOCKS
                    AND INSIDER PARTICIPATION

  The following directors served on the Compensation Committee of
the  Company's  Board  of  Directors during  fiscal  1996:   Buck
Mickel, as Chair, C.C. Guy, Dr. James F. Kane, Dr. Max Lennon and
Buck A. Mickel.

   C.C. Guy served as Chairman of the Board of Old Delta Woodside or its predecessors from the founding of Old Delta Woodside's predecessors in 1984 until November 1989. Buck A. Mickel was a
Vice President of Old Delta Woodside or its predecessors from the founding of Old Delta Woodside's predecessors until November
1989, Secretary of Old Delta Woodside from November 1986 to March
1987,  and  Assistant Secretary of Old Delta Woodside from  March
1987 to November 1988.


                   RELATED PARTY TRANSACTIONS

   The Company leases its principal corporate office space, space for  its benefits department, purchasing department and financial accounting department, and space for its printing operation, from a  corporation (Hammond Square, Ltd.), one half of the  stock  of which  is owned by each of E. Erwin Maddrey, II (President, Chief
Executive  Officer  and a director of the Company)  and  Jane  H.
Greer (Vice President and Secretary of the Company).  Mr. Maddrey
and  Ms.  Greer are also the directors and executive officers  of
Hammond Square, Ltd.  The lease of the Company's principal office
space   and   space  for  its  benefits  department,   purchasing
department and financial accounting department is for a  term  of approximately  ten  years expiring in 1997, covers  approximately
11,666  square  feet and involves rental payments  of  $8.50  per square  foot per year (plus certain other expenses such as regime fees, real estate taxes, utilities and parking).  The Company  is subleasing  part of this space to other parties  until  it  needs
such  subleased  space.   The  lease of  the  Company's  printing
operation  space  is  for  a  term of  approximately  five  years expiring  in  November  1998, with an  option  to  renew,  covers approximately 4,159 square feet and involves rental  payments  of
$11.36 per square foot per year (plus certain other expenses such
as  regime fees, real estate taxes, utilities and parking).   The
Company  paid an aggregate of approximately $239,096 in rent  and other expenses under these leases during fiscal 1996.

   The  Company currently leases office space in Edgefield, South
Carolina   from   The   Rainsford  Development   Corporation,   a
corporation  wholly-owned by Bettis C. Rainsford (Executive  Vice
President,  Chief Financial Officer, Treasurer and a director  of the  Company).  Pursuant to this lease in fiscal 1996 the Company made lease payments in the amount of $33,939.  Mr. Rainsford is a director  and  executive officer and Brenda L.  Jones  (Assistant
Secretary  of  the  Company)  is  an  executive  officer  of  The
Rainsford  Development Corporation.  Duck Head Retail Operations,
a  division of a subsidiary of the Company, leases a building  in
Edgefield,  South  Carolina from Mr.  Rainsford  pursuant  to  an agreement involving rental payments equal to 3% of gross sales of the  Edgefield  store, plus 1% of gross sales of  the  store  for utilities.  Under this lease agreement, $12,147 was paid  to  Mr.
Rainsford  during  fiscal  1996.  As described  above  under  the heading  "Management Compensation," part of Mr. Rainsford's  cash compensation  with  respect  to  fiscal  1996  was  paid  to  The
Rainsford  Development Corporation for Mr. Rainsford's  services.
The  Company  expects  that a portion  of  Mr.  Rainsford's  cash compensation with respect to fiscal 1997 will be paid to the same entity  for  Mr. Rainsford's services.  In addition, the  Company reimburses  The  Rainsford Development  Corporation  for  certain travel, secretarial and other expenses incurred on behalf of  the
Company.  Such reimbursement amounted to $74,081 in fiscal  1996.
The  amount  of  Mr. Rainsford's total cash compensation  is  not affected  by  the fact that part of it is paid to  The  Rainsford
Development Corporation.

    The   Company  reimburses  Maddrey  &  Associates,   a   sole
proprietorship  of  Mr.  Maddrey, for certain  travel  and  other expenses  incurred on behalf of the Company.  Such  reimbursement amounted to $42,689 in fiscal 1996.

  In February 1991, each of Mr. Maddrey and Mr. Rainsford entered into  a  stock  transfer restrictions and right of first  refusal
agreement  (a  "First  Refusal  Agreement")  with  the   Company.
Pursuant to each such First Refusal Agreement, Mr. Maddrey or Mr.
Rainsford,  as the case may be, granted the Company  a  specified right  of  first  refusal  with  respect  to  any  sale  of  such individual's shares of the Company's common stock owned at  death for five years after such individual's death.  In connection with the  First  Refusal  Agreements,  life  insurance  policies  were established on the lives of Mr. Maddrey and Mr. Rainsford.  Under the  life insurance policies on the life of each such individual,
$30  million is payable to the Company and $10 million is payable to  the  beneficiary or beneficiaries chosen by  the  individual.
Nothing  in either First Refusal Agreement restricts the  freedom of  Mr. Maddrey or Mr. Rainsford to sell any or all of his shares of  the Company's common stock at any time prior to his death  or prevents  the Company from canceling the life insurance  policies payable  to  it  for $30 million on either Mr. Maddrey's  or  Mr.
Rainsford's  life.  A First Refusal Agreement shall terminate  if
the   life   insurance  policies  payable   to   the   applicable
individual's  beneficiaries  for $10  million  are  cancelled  by reason  of the Company's failure to pay the premiums with respect thereto.

   Any  transaction  entered into between  the  Company  and  any
officer,   director,  principal  shareholder  or  any  of   their
affiliates  has been and will be on terms which the Company  then believes  comparable to those which would  be  available  to  the
Company at such time from non-affiliated persons and will  be  in the  future subject to the approval at the time of a majority  of the Company's disinterested directors.


              RATIFICATION OF SELECTION OF AUDITORS

   The  Board  of  Directors recommends the ratification  of  the appointment  of  KPMG  Peat  Marwick LLP,  independent  certified
public   accountants,  as  auditors  for  the  Company  and   its
subsidiaries  for  fiscal 1997 and to audit  and  report  to  the shareholders upon the financial statements of the Company  as  of and for the period ending June 28, 1997.

   KPMG Peat Marwick LLP was engaged by the Company on August 19,
1994,  pursuant  to  approval  by  the  Board  of  Directors  and
subsequent   ratification  by  the  shareholders,  as   principal
accountants  for the Company's 1995 fiscal year.  Ernst  &  Young
LLP  served  as the independent certified public accountants  for the  Company and its subsidiaries for fiscal 1994.  On August 19,
1994,  the  Company  disengaged Ernst & Young  LLP  as  principal accountants  for the Company upon completion of the annual  audit for  the  Company's  1994 fiscal year.  The  decision  to  change accountants was approved by the audit committee of the  Company's
Board of Directors.

   In connection with the audit of the fiscal year ended July  2,
1994, and in the subsequent period preceding August 19, 1994, the
Company had no disagreements with Ernst & Young LLP on any matter
of   accounting  principles  or  practices,  financial  statement disclosure,  or auditing scope or procedure, which disagreements, if  not resolved to the satisfaction of Ernst & Young LLP,  would have  caused  Ernst & Young LLP to make reference to the  subject matter of the disagreement in connection with their report.

   The audit report of Ernst & Young LLP on the consolidated financial statements of the Company and subsidiaries for the Company's 1994 fiscal year did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

  Representatives of KPMG Peat Marwick LLP will be present at the
Annual Meeting and such representatives will have the opportunity to make a statement if they desire to do so and will be available to  respond  to appropriate questions which the shareholders  may
have.   Neither the firm nor any of its members has any  relation
with the Company except in the firm's capacity as auditors or  as advisors.

   The  appointment of auditors is approved annually by the Board of  Directors and subsequently submitted to the shareholders  for
ratification.   The  decision  of  the  Board  is  based  on  the
recommendation of the Audit Committee.


                         OTHER BUSINESS

   As of the date of this Proxy Statement, the Board of Directors was not aware that any business not described above would be presented for consideration at the Annual Meeting. If any other business properly comes before the meeting, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the judgment of the person or persons voting them.


                     SOLICITATION OF PROXIES

   The  Company  will pay the cost of soliciting proxies  in  the accompanying form.  In addition to solicitation by mail,  proxies may  be  solicited  by  directors,  officers  and  other  regular employees  of  the  Company by telephone,  telegram  or  personal interview for no additional compensation.  Arrangements  will  be made  with  brokerage houses and other custodians,  nominees  and fiduciaries to forward solicitation material to beneficial owners of  the stock held of record by such persons and the Company will reimburse  such  persons  for reasonable  out-of-pocket  expenses incurred  by them in so doing.  The Company has engaged Corporate
Investor   Communications  to  assist  in  these  contacts   with
brokerage  houses,  custodians, nominees and fiduciaries  for  an estimated fee of $4,500 plus reasonable out-of-pocket expenses.


                  PROPOSALS OF SECURITY HOLDERS

   Any shareholder of the Company who desires to present a proposal at the 1997 Annual Meeting of Shareholders for inclusion in the proxy statement and form of proxy relating to that meeting must submit such proposal to the Company at its principal executive offices on or before May 27, 1997.


                      FINANCIAL INFORMATION

   The  Company's  fiscal 1996 Annual Report is being  mailed  to shareholders  on or about September 27, 1996.  The  Company  will provide  without  charge  to  any shareholder  of  record  as  of
September  16,  1996,  and  to each person  to  whom  this  Proxy
Statement  is delivered in connection with the Annual Meeting  of
Shareholders, upon written request of such shareholder or person, a  copy of such fiscal 1996 Annual Report or the Company's fiscal
1996  annual report on Form 10-K, including financial  statements and financial statement schedules (but excluding exhibits), filed with  the  Securities and Exchange Commission.  Any such  request should be directed to Delta Woodside Industries, Inc., 233  North
Main   Street,  Hammond  Square,  Suite  200,  Greenville,  South
Carolina  29601,  Attention: Jane H. Greer,  Vice  President  and
Secretary.

             *                   *                   *
   The above Notice and Proxy Statement are sent by order of  the
Board of Directors.


                              Jane H. Greer, Secretary
Greenville, South Carolina
September 24, 1996





                                       P
                                       R
                                       O
                                       X
                                       Y
                                  PLEASE SIGN
                                   ON REVERSE
                                    SIDE AND
                                   RETURN IN
                                  THE ENCLOSED
                                  POSTAGE-PAID
                                    ENVELOPE
                        DELTA WOODSIDE INDUSTRIES, INC.
                       ANNUAL MEETING, NOVEMBER 7, 1996
       The    undersigned   shareholder   of    Delta    Woodside
Industries,Inc., a SouthCarolina corporation, hereby  constitutes and appoints E.Erwin Maddrey, II,Bettis C. Rainsford and Jane  H.
Greer,  and each of them, attorneys and proxieson behalf  of  the undersigned to act and vote at the Annual Meeting of shareholders to  be  held at the Dorthy Gunter Theater, 101 West Broad Street,
Greenville, South Carolina, on November 7, at 10:30 A.M., and any
adjournment or adjournments thereof, and the undersignedinstructs said attorneys to vote:


1.   ELECTION OF     [ ] FOR all nominees listed below (except as      [ ] WITHHOLD AUTHORITY to vote for
     DIRECTORS           marked  to  the  contrary  below)             all nominees listed below

Messrs. C. C. Guy, J. F. Kane, M. Lennon, E. E. Maddrey, II,
   B. A. Mickel, B. Mickel, B. C. Rainsford
(INSTRUCTION:  TO  WITHHOLD AUTHORITY TO VOTE FOR  AN  INDIVIDUAL
NOMINEE WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW).

2. Proposal to ratify selection of KPMG Peat Marwick LLP as the independent auditors of Delta Woodside Industries, Inc.
for Fiscal 1997

           [ ] FOR            [ ] AGAINST            [  ] ABSTAIN

3. At their discretion upon such other matters as may properly come before the meeting.

A majority of said attorneys and proxies who shall be present and acting as such at the meeting or any adjournment or adjournments thereof (or, if only one such attorney and proxy may be present and acting, then that one) shall have and may exercise all the powers hereby conferred.

(over)

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELTA WOODSIDE INDUSTRIES, INC. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE DEEMED TO GRANT AUTHORITY TO VOTE, AND WILL BE VOTED, FOR ELECTION OF THE DIRECTORS LISTED ON THE REVERSE SIDE OF THIS PROXY AND FOR APPROVAL OF PROPOSAL 2.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated October 3, 1995 and the
Proxy Statement furnished therewith.

                           Dated    this           day    of, 1995

(Seal)

(Seal)
                                       NOTE:    Signature should agree
                                                with  name on  stock certificate
                                                as  printed thereon.Executors,
                                                administrators, trustees and
                                                other fiduciaries should so
                                                indicate when signing.

               PLEASE  DATE, SIGN AND RETURN THIS  PROXY.   THANK YOU.

VOTING INSTRUCTIONS     DELTA WOODSIDE INDUSTRIES, INC.
                        ANNUAL MEETING, NOVEMBER 7, 1996

     The undersigned participant in the Employee Retirement Plan of DeltaWoodside Industries, Inc., a South Carolina
corporation, hereby directs Jane H. Greer, trustee of such Plan, to vote the undersigned's proportionate share of the shares of common stock of Delta Woodside Industries, Inc. held by such Plan at the Annual Meeting of shareholders to be held at the Dorthy Gunter Theater, 101 West Broad Street, Greenville, South Carolina, on November 7, at 10:30 A.M., and any adjournment or adjournments thereof, as follows:

1.   ELECTION OF        [ ] FOR all nominees listed below (except as   [ ] WITHHOLD AUTHORITY to vote for
     DIRECTOR               marked to the contrary below)                  all nominees listed below

Messrs. C. C. Guy, J. F. Kane, M. Lennon, E. E.Maddrey, II, B. A.
Mickel, B. Mickel, B. C. Rainsford
(INSTRUCTION:  TO  WITHHOLD AUTHORITY TO VOTE FOR  AN  INDIVIDUAL
NOMINEE WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW).

2.  Proposal to ratify selection of KPMG Peat Marwick LLP
as  the  independent auditors of Delta Woodside Industries,  Inc.
for Fiscal 1996.
                [  ] FOR           [ ] AGAINST          [  ] ABSTAIN
3. At their discretion upon such other matters as may properly come before the meeting.


PLEASE SIGN
                                   ON REVERSE
                                    SIDE AND
                                     RETURN


    THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF DELTA WOODSIDE INDUSTRIES, INC. IF NOT OTHERWISE SPECIFIED, THESE VOTING INSTRUCTIONS WILL BE DEEMED A DIRECTION TO VOTE FOR ELECTION OF THE DIRECTORS LISTED ON THE REVERSE SIDE OF THESE VOTING INSTRUCTIONS
AND FOR APPROVAL OF PROPOSAL 2.

    The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated September 24, 1996 andthe Proxy Statement furnished therewith.


                          Dated this       day of           , 1995

(Seal)

(Seal)

NOTE:Please sign exactly as name appears at left.

        PLEASE  DATE,  SIGN AND RETURN THESE VOTING INSTRUCTIONS.
THANK YOU.